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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

INFORMATION HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14371 (Commission File Number)	06-1518007 (IRS Employer Identification No.)
2777 Summer Street, Suite 602, Stamford, CT 06905 (Address of principal executive offices) (Zip Code)

(203) 961-9106
(Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

        On August 12, 2004, Information Holdings Inc., a Delaware corporation ("IHI"), and The Thomson Corporation, an Ontario, Canada corporation ("Thomson"), issued a press release announcing that they have received a request for additional information and documentary material from the Department of Justice (the "DOJ") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 following the DOJ's review of the proposed acquisition of IHI by Thomson (the "Press Release").

        The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing is qualified in its entirety by reference to such document.

Item 7.    Financial Statement and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release issued by Thomson and IHI on August 12, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION HOLDINGS INC.
Date: August 12, 2004
	By:	/s/ VINCENT A. CHIPPARI
		Name:	Vincent A. Chippari
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by The Thomson Corporation and Information Holdings Inc. on August 12, 2004.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statement and Exhibits.
SIGNATURE
EXHIBIT INDEX